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                                                                    EXHIBIT 10.E


                        PIPELINE COMPANY BORROWER JOINDER

                  Reference is made to the $3,000,000,000 Revolving Credit Agreement, dated as of April 16, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; terms defined therein being used herein as therein defined), among El Paso Corporation, El Paso Natural Gas Company, Tennessee Gas Pipeline Company, ANR Pipeline Company, certain banks and other financial institutions from time to time party thereto, JPMorgan Chase Bank, as Administrative Agent, ABN AMRO Bank N.V. and Citicorp North America, Inc., as Co-Document Agents, and Bank of America, N.A. and Credit Suisse First Boston, as Co-Syndication Agents.

                  The undersigned hereby acknowledges that it has received and reviewed a copy (in execution form) of the Credit Agreement, and agrees to:

                  (a) join the Credit Agreement as a Pipeline Company Borrower party thereto;

                  (b) be bound by all covenants, agreements and acknowledgments attributable to a Borrower in the Credit Agreement, any Note and any other Loan Document to which it is a party; and

                  (c) perform all obligations required of it by the Credit Agreement, any Note and any other Loan Document to which it is a party.

                  The undersigned hereby represents and warrants that the representations and warranties with respect to it contained in, or made or deemed made by it in, Article IV of the Credit Agreement are true and correct on the date hereof, unless stated to be made on or as of, or to relate to, a specific date or period other than the date hereof.

                  In connection with the provisions of Section 10.09(d) of the Credit Agreement, CIG hereby irrevocably appoints CT Corporation System (with an office on the date hereof at 111 Eighth Avenue, 13th Floor, New York, New York 10011) as its agent to receive on behalf of the undersigned and its property service of copies of the summons and complaint and any other process which may be served by the Administrative Agent, any Lender or the holder of any Note in any action or proceeding in the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York in respect of any action or proceeding arising out of or relating to the Credit Agreement, the Notes issued pursuant to the Credit Agreement, and any other Loan Document.

                  THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                         [Signatures begin on next page]


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                  IN WITNESS WHEREOF, the undersigned has caused this Joinder
Agreement to be duly executed and delivered in New York, New York by its proper and duly authorized officer as of the 23rd day of December, 2003.

                                        COLORADO INTERSTATE GAS COMPANY


                                        By:         /s/ Greg G. Gruber
                                               ---------------------------------
                                        Name:  Greg G. Gruber
                                        Title: Senior Vice President and Chief
                                               Financial Officer


                                Signature Page 1
                     Pipeline Company Borrower Joinder (CIG)

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ACKNOWLEDGED AND AGREED TO:

EL PASO CORPORATION


By:          /s/ John J. Hopper
       --------------------------------
Name:  John J. Hopper
Title: Vice President and Treasurer



                                Signature Page 2
                     Pipeline Company Borrower Joinder (CIG)